SUPPLEMENT DATED OCTOBER 27, 2006

TO THE PROSPECTUS OF

ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND STS

Dated July 17, 2006

1. Richard J. Papetti has been replaced as a portfolio manager of Alternative Investment Partners Absolute Return Fund (the “Master Fund”) by Mark L.W. van der Zwan. In connection with this change of portfolio managers, the Prospectus of Alternative Investment Partners Absolute Return Fund STS (the “Fund”) is hereby revised as follows:

The reference to Richard J. Papetti in the section of the Prospectus entitled “Summary of Terms – The Adviser” is hereby deleted and Mark L.W. van der Zwan is added as a Portfolio Manager in that section. In addition, the biography of Richard J. Papetti in the section of the Prospectus entitled “Management of the Fund and the Master Fund – Management Team” is hereby deleted and the following biography paragraph is hereby added to the end of that section:

Mark L.W. van der Zwan, CFA. Mr. van der Zwan is a vice president of MSIM and a portfolio manager for Liquid Market portfolios, including, without limitation, Morgan Stanley Liquid Markets Fund I LP, Morgan Stanley Liquid Markets Fund II LP, Morgan Stanley Multi-Strategy Fund p.l.c., Morgan Stanley Institutional Fund of Hedge Funds LP, Morgan Stanley Institutional Fund of Hedge Funds II LP, Morgan Stanley Insurance Dedicated Fund of Hedge Funds LP, Morgan Stanley Opportunistic Fund LP, Morgan Stanley Global Long/Short Fund LP since September 2006, and the Master Fund. He was promoted to portfolio manager in September 2006 after having served as an investment analyst since he joined MSIM in September 2004. Mr. van der Zwan has more than seven years of relevant industry experience. He is also a member of the Investment Committee. Prior to joining MSIM, he was a senior consultant with Alan D. Biller & Associates, Inc., an institutional investment consulting firm with approximately $40 billion in assets under advisory. He has also held various positions at the National Research Council of Canada where he conducted advanced computational modeling research. Mr. van der Zwan received both a B.Sc. with honors in chemistry and an M.B.A. in finance from Queen’s University in Ontario, Canada. Mr. van der Zwan holds the Chartered Financial Analyst designation.

2. In light of certain business activities in which affiliates of the Adviser may engage, the Prospectus of the Fund is hereby revised as follows:

The biography of Jerome B. Baesel, Ph.D. in the section of the Prospectus entitled “Management of the Fund and the Master Fund – Management Team” is hereby amended by adding after the fourth sentence the following text: ‘(See “Conflicts of Interest – Transactions by Morgan Stanley.”)’ In addition, in the section of the Prospectus entitled “Conflicts of Interest – Transactions by Morgan Stanley,” the following text is hereby added to the end of that section:

From time to time, Morgan Stanley may pursue the development of investment managers who will manage private investment funds that would otherwise qualify as investments for the Fund. Due to the conflicts of interest involved and in accordance with applicable law, the Adviser will not make any investment for the Fund in any Investment Fund that is managed by an affiliate of the Adviser. Accordingly, there may be investments that are unavailable to the Fund due to the manager’s affiliation with Morgan Stanley. Further, in the event that Morgan Stanley acquires a business or an investment manager that is a manager of any Investment Fund, the Adviser may need to liquidate any investment by the Fund in an investment Fund managed by such affiliated investment manager.

In addition, since December 1, 2005, Jerome B. Baesel, Senior Investment Advisor to the Adviser’s Liquid Markets portfolios, has devoted the majority of his time to serving as the Chief Investment Strategist of Morgan Stanley’s Absolute Return Strategies Group. In this role, he focuses on identifying, evaluating, and selecting hedge fund strategies, portfolio managers, and teams and monitoring the ongoing investment performance of managers that are, or may become candidates to become, affiliated with Morgan Stanley. Mr. Baesel will also continue to serve as Senior Investment Advisor to the Adviser’s Liquid Markets Team and remain a member of the Investment Committee for Liquid Markets. By serving in both capacities, Mr. Baesel may evaluate managers that become affiliated with Morgan Stanley, with the effect that Investment Funds managed by such manager become unavailable as investments for the Fund. The Adviser cannot predict whether Morgan Stanley will acquire, or otherwise become affiliated with, an investment manager but does not anticipate that this will occur on a regular basis.

This Supplement supersedes any supplements previously issued in respect of the Fund’s Prospectus dated July 17, 2006.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUPPLEMENT DATED OCTOBER 20, 2006

TO THE STATEMENT OF ADDITIONAL INFORMATION OF

ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND STS

Dated July 17, 2006

All references to Richard J. Papetti in the Statement of Additional Information of Alternative Investment Partners Absolute Return Fund STS are hereby deleted and replaced with Mark L.W. van der Zwan.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.